                                                                     EXHIBIT 4.1


  NUMBER                                                           SHARES
------------                                            -----------------------
                          GREENHILL & CO., INC.
------------                                            -----------------------

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            SEE REVERSE SIDE
                                                        FOR CERTAIN DEFINITIONS

                                                          -------------------
                                                           CUSIP 395259 10 4
                                                          -------------------



   THIS CERTIFIES THAT


   IS THE OWNER OF


        FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

                              GREENHILL & CO., INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

       IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

       Dated:


       ----------------------------      ---------------------------------------
       Chief Financial Officer           Chairman and Chief Executive Officer

              The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common          UNIF GIFT MIN ACT-- __________________ Custodian__________________
                                                                     (Cust)                      (Minor)
TEN ENT    - as tenants by the entireties

JT TEN     - as joint tenants with right                       under Uniform Gifts to Minors
           of survivorship and not as
           tenants in common                                   Act___________________________________________
                                                                                  (State)

For value received ___________________________________hereby sell(s), assign(s) and transfer(s) unto



PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.



Dated _______________________    _______________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                 WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                 CHANGE WHATEVER.



Signature(s) Guaranteed

By:_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.